Related Parties	12 Months Ended
Dec. 31, 2020
Disclosure of related party [text block] [Abstract]
RELATED PARTIES

27.    RELATED PARTIES

Related parties represent major shareholders, associates, directors and key management personnel of the Group and entities controlled, jointly controlled or significantly influenced by such parties. Pricing policies and terms of these transactions are approved by the Group’s management.

•        Compensation of key management personnel of the Group for the year ended 31 December 2020, consisting of salaries and benefits was USD 5,764 thousand (2019: USD 4,600 thousand). Out of the total amount of key management personnel compensation, an amount of USD 1,138 thousand (2019: USD 297 thousand) represents long-term benefits. Out of these long-term benefits, USD 887 thousand (2019: USD 297 thousand) represent a phantom share option plan linked to the value of an ordinary share of the Group. The said plan was terminated during the year as a result of ‘change in control’ as defined in the plan whereby all outstanding phantom shares were immediately vested and exercisable on business combination date of 17 March 2020 (note 33). All option holders have opted for cash payment of exercisable phantom shares per the terms of plan. In addition, USD 251 thousand of long-term benefits represents earn out value of share-based expenses as of 31 December 2020 resulting from issuance of Restricted Shares Awards to key management personnel during the year pursuant to ‘International General Insurance Holdings Ltd. 2020 Omnibus Incentive Plan’ (note 32).

         Post completion of the Business Combination, the Group has reviewed its list of ‘key management personnel’ in accordance with IAS 24 (Related Party Disclosures) requirements and accordingly considered the persons who were named as executive officers of the company with Nasdaq as ‘Key management personnel’. Those officers have the authority and responsibility for planning, directing, and controlling the activities of the Group. In addition, they represent the Group’s executive committee which acts in the capacity of chief operating decision maker (note 31).

•        In 2019, the Group rented a boat for business promotion from a company owned by major shareholder, the total expense charged to the general and administrative expenses was USD Nil (2019: USD 382 thousand) (2018: USD 211 thousand). In addition, the Group has paid aircraft management fees and chartering revenues commission in the amount of USD 114 thousand (2019: USD 84 thousand) (2018: USD 84 thousand) to Arab wings Co. where a shareholder has a controlling interest. As at 31 December 2020, there was an amount of USD 37 thousand receivable from Arab Wings Co. (2019: Payable of USD 196 thousand).

•        Balances due from key management personnel of the Group as at 31 December 2020 was USD Nil (2019: USD 92 thousand).

•        During 2019, the Group entered into a share buyback agreement with a former director and shareholder whereby 2,350 thousand treasury shares were purchased with total amount of USD 5,053 thousand (note 20). The above transaction arose as a result of an advance of USD 5,000 thousand for investment in a company where the former director and shareholder has a controlling interest. The investment was not completed and in exchange for the advanced funds, the Group purchased the above treasury shares. During 2020, Treasury shares were eliminated as a part of the Business Combination Agreement.

•        Included within the investment properties (note 12) are lands with a total amount of USD 1,844 thousand (2019: USD 5,649 thousand) registered in the name of a former Director of the Group. The Group has obtained a proxy and has full control over these investment properties.